UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2012
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Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)
 ___________________________

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 46600 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On January 30, 2013, Silicon Graphics International Corp. (the “Company”) issued a press release announcing the financial results of the Company’s second fiscal quarter ended December 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On August 6, 2012, the Company appointed Mekonnen Asrat, age 44, as Principal Accounting Officer of the Company, effective that day. Mr. Asrat previously joined the Company as Vice President, Corporate Controller on June 27, 2012.

Mr. Asrat served as Senior Director, Corporate Controller of Advantest America, Inc., a subsidiary of Advantest Corporation, from March 2011 to June 2012. Mr. Asrat was previously employed at Verigy Ltd., serving as Director, Controller of its Memory Test Solutions business unit from January 2008 to June 2011 and as Director, SEC Reporting Manager from June 2006 to December 2007. Verigy was acquired by Advantest Corporation in July 2011. Prior to Verigy, Mr. Asrat held a variety of accounting and financial planning and analysis roles at Agilent Technologies, Inc., Hewlett-Packard Company, and Ernst & Young LLP. Mr. Asrat is a certified public accountant, actively licensed in California and holds a Master of Professional Accounting degree from the University of Texas at Arlington and a B.A. in Economics from the College of William & Mary in Virginia.

The Company did not enter into any material compensatory plan contract or arrangement, or any material amendment thereto, with Mr. Asrat in connection with his appointment as Principal Accounting Officer.

Mr. Asrat is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Exhibit Title

99.1	Press Release dated January 30, 2013 containing Silicon Graphics International Corp.’s results of operations for its second fiscal quarter ended December 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: January 30, 2013	By:	/s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

99.1	Press Release dated January 30, 2013 containing Silicon Graphics International Corp.’s results of operations for its second fiscal quarter ended December 28, 2012.